March 20, 2006

STEPHENS FUNDS

STEPHENS SMALL CAP GROWTH FUND
STEPHENS MID CAP GROWTH FUND

Supplement to
Prospectus dated February 1, 2006

The disclosure regarding the Stephens Mid Cap Growth Fund’s definition of a mid-cap company, which is located in the “Principal Investment Strategies” section on page 9 of the Prospectus, has been modified to read as follows:

The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, of $1.5 billion to $12.5 billion.

Effective June 1, 2006, the disclosure regarding the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund’s (collectively, the “Funds”) redemption fee policy, which is located in the “Short-Term Trading and Redemption Fees” section on pages 27 and 28 of the Prospectus, has been modified to read as follows:

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 60 days. The Funds will use the first-in, first-out (“FIFO”) method to determine the 60-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days for any such shares, the redemption fee will be assessed on those shares. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a 60-day period from the date of purchase. The fee is deducted from your proceeds and is retained by the Fund for the benefit of the long-term shareholders.

The following will not be subject to redemption fees:

•	Shares purchased through reinvested distributions (dividends and capital gains);

•	Shares purchased through the Funds’ Automatic Investment Plan;

•	Shares redeemed under the Funds’ Systematic Withdrawal Program;

•
Shares purchased through certain omnibus accounts and employer-sponsored retirement plans (excluding IRAs and other 1-person plans) that are currently unable to impose a redemption fee and have alternative safeguards to prevent abusive trading;

•
Shares redeemed by retirement plan participants resulting from the termination of a participant’s employment, a Qualified Domestic Relations Order, or the termination or restructuring of the retirement plan;

•	Shares redeemed upon death of a shareholder or retirement plan participant;

•	Shares redeemed by the Funds;

•	Shares sold in connection with certain asset allocation or wrap programs where the program sponsor has represented that the program is not designed to be a vehicle for market timing; and

•	Shares redeemed in connection with required minimum distributions from a retirement account or to return an excess contribution.

While the Funds make reasonable efforts to collect redemption fees, the Funds may not always be able to track short-term trading effected through certain financial intermediaries, including without limitation, retirement plan recordkeepers. In addition, because it may not be practical for certain financial intermediaries to implement the Funds’ redemption fee policy in the specific manner described herein, the Funds may accept other reasonable policies and procedures to detect and deter market-timers even though those policies and procedures may not be as restrictive as the Funds’. For more information on how redemption fees are applied to your account, please contact your financial intermediary directly.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the Securities and Exchange Commission.

Please retain this Supplement with the Prospectus.
The date of this Supplement is March 20, 2006